EQUIPOINTE FUNDS

Equipointe Growth and Income Fund

Investor Class Shares

Institutional Class Shares

Supplement Dated October 11, 2005 to the Registration Statement dated September 30, 2005

The following information updates and supersedes any contrary information contained in the Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) of Equipointe Growth and Income Fund (the “Fund”).

On October 10, 2005, the Board of Directors of the Fund approved an amended Brokerage Agreement (“Amended Agreement”) with Trend Trader, LLC.  The Fund entered into the Amended Agreement on October 11, 2005.  The Amended Agreement contains a revised fee schedule for brokerage commissions.  A copy of the Amended Agreement will be filed as an exhibit to the Fund’s registration statement as part of the Fund’s annual update.  The following paragraphs in the Prospectus and SAI are hereby revised as follows to reflect the terms of the Amended Agreement:

The paragraphs under the heading “Distributor” in the Fund’s Prospectus are deleted in their entirely and replaced with the following:

The Adviser is also a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”) and acts as principal distributor of the Fund’s shares (the “Distributor”).  Pursuant to a brokerage agreement between the Trust and the Distributor, the Distributor will execute trades, subject to best execution requirements, on the Fund’s behalf.  The Fund is charged a brokerage commission for each trade executed through the Distributor, in addition to, but not limited to, as applicable, other third party fees, exchange fees, SEC fees, NFA fees and other charges standard in the industry.  The brokerage agreement has an initial term of one year and may not be terminated by the Distributor prior to the end of the initial term.

The brokerage commission rates are as follows:

1)  EQUITY TRADES: $0.029 per share for equity trades (including, but not limited to, American Depository Receipts (ADR’s) traded on listed exchanges), plus Electronic Communication Network fees, applicable exchange fees, SEC fees and other fees to third parties.

2)  OPTION TRADES: $15.00 per option trade, plus $1.50 per option contract, plus any applicable SEC fees and other fees to third parties.

3)  BOND TRADES: $45.00 for government bonds up to $50,000.  For government bonds over $50,000, the commission is $45.00, plus an additional fee of  $0.001 times the face value of the bond.

4)  FUTURES TRADES:  For electronically traded contracts (E-Mini), $3.50 per contract, plus applicable exchange fees, National Futures Association (NFA) fees and other fees to third parties.

5)  INTERNATIONAL TRADES: Will be executed by an independent broker.

6)  REAL ESTATE SECURITIES TRADES:  Will be executed by an independent broker.

The execution of trades on the Fund’s behalf results in the Fund’s payment of a brokerage fee to the Distributor.  This may create an incentive for the Distributor to place more frequent trades for the Fund due to the fact that it receives a brokerage fee for each executed trade.  This potential conflict of interest is heightened in light of the high estimated portfolio turnover of the Fund.  In determining when and to what extent to use the Distributor as its broker for executing orders for the Fund on securities exchanges, the Adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions.  This standard allows the Distributor to receive no more than the remuneration that an unaffiliated broker in a commensurate arm’s length transaction would expect to receive.  The Board of Trustees approves and reviews transactions involving affiliated brokerage on a quarterly basis.

The paragraphs under the heading “FUND TRANSACTIONS AND BROKERAGE” in the Fund’s SAI are deleted in their entirely and replaced with the following:

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business.  The Adviser seeks the best execution at the best security price available with respect to each transaction.  The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Purchases may be made from underwriters, dealers and, on occasion, the issuers.  Commissions will be paid on the Fund’s futures and options transactions.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Fund may pay mark-ups on principal transactions.  In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.  Brokerage will not be allocated based on the sale of the Fund’s shares.  In selecting brokers, the Adviser considers the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.

Pursuant to a brokerage agreement between the Trust and the Adviser, the Adviser, a registered broker-dealer, may execute portfolio transactions for the Fund, which results in the Fund’s payment of a brokerage fee to the Adviser.  This may create an incentive for the Adviser to place more frequent trades for the Fund due to the fact that it receives a brokerage fee for each executed trade.  This potential conflict of interest is heightened in light of the high estimated portfolio turnover of the Fund.  The Fund is charged a brokerage commission for each trade executed through the Adviser at the rates set forth in the Prospectus, in addition to, but not limited to, as applicable, other third party fees, exchange fees, SEC fees, NFA fees and other charges standard in the industry.  The brokerage agreement has an initial term of one year and may not be terminated by the Adviser prior to the end of the initial term.  In determining when and to what extent to use Trend Trader, LLC as its broker for executing orders for the Fund on securities exchanges, the Adviser follows procedures, adopted by the Fund’s Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions.  This standard allows the Adviser to receive no more than the remuneration that an unaffiliated broker in a commensurate arm’s length transaction would expect to receive.  The Board approves and reviews transactions involving affiliated brokerage between the Trust and the Adviser on a quarterly basis in order to ensure that brokerage commissions are competitive and within industry standards.

The Adviser places portfolio transactions for other advisory accounts managed by the Adviser.  The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.